UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

X4 Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Massachusetts Avenue, 4th Floor Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 529-8300

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure.

In connection with the business update described in Item 8.01 of this Current Report on Form 8-K, X4 Pharmaceuticals, Inc. (the “Company”) updated its corporate slide presentation, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company’s updated corporate presentation will also be posted to the Company’s website, www.x4pharma.com. The Company plans to use its website to disseminate future updates to its corporate presentation and does not intend to file or furnish a Form 8-K alerting investors each time the presentation is updated.

The information set forth in this Item 7.01 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation available on the Company’s website. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating its website or through other public disclosure.

Item 8.01 Other Events.

On April 1, 2019, the Company provided a business update. A copy of the Company’s press release containing such business update is attached hereto as Exhibit 99.2. The information set forth in the press release is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Corporate Presentation dated April 2019.

99.2	Press release dated April 1, 2019.

The press release may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: April 1, 2019	By:	/s/ Paula Ragan, Ph.D.
Paula Ragan, Ph.D.
President and Chief Executive Officer